UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) February 3, 2006
TRM CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Oregon (State or Other Jurisdiction of Incorporation)	0-19657 (Commission File Number)	93-0809419 (IRS Employer Identification No.)
5208 N.E. 122nd Avenue
Portland, Oregon 97230
(Address of Principal Executive Offices) (Zip Code)
(503) 257-8766
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     On February 3, 2006, Thomas W. Mann resigned as the Company’s Chief Operating Officer in order to pursue personal interests. Mr. Mann’s departure is not related to any disagreement with the Company or with the Company’s operations, policies or practices.
Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRM Corporation Registrant
Date: February 6, 2006	By:	/s/ Daniel E. O'Brien
Daniel E. O'Brien
Chief Financial Officer

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